CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Preferred stock, par value	$ 0.00001	$ 0.00001	$ 0.00001
Preferred stock, shares authorized	7,000	7,000	7,000
Preferred stock, issued
Preferred stock, outstanding
Common stock, par value	$ 0.00001	$ 0.00001	$ 0.00001
Common stock, shares authorized	150,000,000	150,000,000	150,000,000
Common stock, shares issued	36,962,264	36,907,824	12,820,102
Common stock, shares outstanding	36,962,264	36,907,824	12,820,102